Exhibit 10.8

Execution Version

THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

This THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Third Amendment”), dated as of October 4, 2019, is by and among Shift4 Payments, LLC (formerly known as Lighthouse Network, LLC), a Delaware limited liability company (the “Borrower”), the Loan Guarantors (as defined in the Credit Agreement referenced below) party hereto, Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), as administrative agent (the “Administrative Agent”) and Credit Suisse, as an Additional Term Lender (as defined in the Credit Agreement referenced below) of 2019-1 Incremental Term Loans (as defined below) (in such capacity, the “2019-1 Incremental Term Loan Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders from time to time party thereto are parties to a First Lien Credit Agreement, dated as of November 30, 2017 (as amended, restated, amended and restated, modified or supplemented from time to time through the date hereof, the “Credit Agreement”, and the Credit Agreement, as further amended by this Third Amendment, the “Amended Credit Agreement”; capitalized terms not otherwise defined in this Third Amendment having the meanings assigned thereto in the Credit Agreement or, if not defined therein, in the Amended Credit Agreement);

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower has requested that the 2019-1 Incremental Term Loan Lender make commitments (the “2019-1 Incremental Term Loan Commitments”) to provide $70,000,000 in aggregate principal amount of Incremental Term Loans (the “2019-1 Incremental Term Loans”) on the terms and conditions set forth herein and in Section 2.22(a) of the Credit Agreement and utilizing clause (e)(i) of the definition of Incremental Cap therein, which 2019-1 Incremental Term Loans shall be added to and constitute a part of the Class of Initial Term Loans;

WHEREAS, the Administrative Agent, the Borrower and the 2019-1 Incremental Term Loan Lender have agreed, subject to the terms and conditions set forth herein and in Section 2.22 of the Credit Agreement, to amend the Credit Agreement to provide for the 2019-1 Incremental Term Loans, as further set forth below;

WHEREAS, the proceeds of the 2019-1 Incremental Term Loans will be used (i) to repay outstanding Borrowings under the Revolving Facility (without any permanent reduction in the Revolving Credit Commitments thereunder) (the “Repayment”), (ii) to pay fees, costs and expenses in connection with the Repayment, the incurrence of the 2019-1 Incremental Term Loans and the other transactions contemplated by this Third Amendment (the Repayment, the incurrence of the 2019-1 Incremental Term Loans and the other transactions contemplated by this Third Amendment, collectively, the “Transactions”) and (iii) for general corporate purposes;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Third Amendment Incremental Commitment. Subject to the satisfaction of the conditions set forth in Section 4, the 2019-1 Incremental Term Loan Lender hereby agrees to make 2019-1 Incremental Term Loans in the aggregate principal amount set forth opposite its name on Exhibit A attached hereto, which shall be added to and constitute a part of the Class of Initial Term Loans that exist under the Credit Agreement prior to giving effect to this Third Amendment (the “Existing Term Loans”).

SECTION 2. Terms of the 2019-1 Incremental Term Loans. (a) Pursuant to Section 2.22(a)(xiv) of the Credit Agreement, the Borrower, the Administrative Agent and the 2019-1 Incremental Term Loan Lender acknowledge and agree that, upon the occurrence and as of the Third Amendment Effective Date (as defined below), the 2019-1 Incremental Term Loan Commitments and the 2019-1 Incremental Term Loans made pursuant to the 2019-1 Incremental Term Loan Commitments will constitute Initial Term Loan Commitments and Initial Term Loans, as applicable, under the Amended Credit Agreement.

(b) Pursuant to Section 2.22(a)(xiv) of the Credit Agreement and notwithstanding anything in Section 2.03 of the Credit Agreement to the contrary, the Borrower and the Administrative Agent acknowledge and agree that, with respect to the Borrowing Request required to be delivered pursuant to Section 4(b), the Borrower shall request and the Administrative Agent agrees to accept, an initial Interest Period with respect to the 2019-1 Incremental Term Loans ending on October 31, 2019, which is the last day of the Interest Period applicable to the Existing Term Loans as of the date hereof.

(c) Each of the Borrower, the Administrative Agent and the 2019-1 Incremental Term Loan Lender acknowledges and agrees that upon the occurrence of and as of the Third Amendment Effective Date:

(i) it is their intention that the 2019-1 Incremental Term Loans will be fungible with the Existing Term Loans for U.S. federal income tax purposes;

(ii) the 2019-1 Incremental Term Loan Lender shall be an Initial Term Lender for all purposes under the Loan Documents;

(iii) the 2019-1 Incremental Term Loans shall have terms identical to the Existing Term Loans (including, without limitation, as to interest rate margin, interest rate floor and maturity) and will constitute Initial Term Loans for all purposes under the Credit Agreement and the other Loan Documents (other than for purposes of the Recitals, Section 2.01(a), Section 4.01(f) and the second sentence of Section 5.11 of the Credit Agreement);

(iv) the 2019-1 Incremental Term Loan Commitments shall constitute “Term Commitments”;

(v) the Existing Term Loans, collectively with the 2019-1 Incremental Term Loans, shall comprise a single Class of Initial Term Loans; and

(vi) the 2019-1 Incremental Term Loans shall (i) constitute Obligations, (ii) have terms, rights, remedies, privileges and protections identical to those applicable to the Existing Term Loans under the Credit Agreement and each of the other Loan Documents and (iii) be secured by the Liens granted to the Administrative Agent for the benefit of the Secured Parties under the Collateral Documents.

SECTION 3. Amendments to Credit Agreement. Upon the occurrence and as of the Third Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“2019-1 Incremental Term Loans” has the meaning assigned to such term in the Third Amendment.

“2019-1 Incremental Term Loan Lender” has the meaning assigned to such term in the Third Amendment.

“Third Amendment” means the Third Amendment to First Lien Credit Agreement, dated as of October 4, 2019, by and among the Borrower, the other Loan Parties party thereto, the Administrative Agent and the 2019-1 Incremental Term Loan Lender.

“Third Amendment Effective Date” means the date on which the conditions to effectiveness of the Third Amendment were first satisfied or waived in accordance with the Third Amendment. The Third Amendment Effective Date occurred on October 4, 2019.

(b) The definition of “Initial Term Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Initial Term Lender” means any Lender with an Initial Term Loan Commitment or an outstanding Initial Term Loan. For the avoidance of doubt, the 2019 Incremental Term Lender and the 2019-1 Incremental Term Loan Lender shall each be an Initial Term Lender.”

(c) The definition of “Initial Term Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Initial Term Loan Commitment” means, (i) with respect any Person on the Closing Date, the commitment of such Person to make Initial Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Person’s name on the Commitment Schedule, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (x) assignments by or to such Person pursuant to Section 9.05 or (y) increased from time to time pursuant to Section 2.22, (ii) with respect to the 2019 Incremental Term Loan Lender, the amount set forth opposite such 2019 Incremental Term Loan Lender’s name in Exhibit A to the First Amendment, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (x) assignments by or to such 2019

Incremental Term Loan Lender pursuant to Section 9.05 or (y) increased from time to time pursuant to Section 2.22 and (iii) with respect to the 2019-1 Incremental Term Loan Lender, the amount set forth opposite such 2019-1 Incremental Term Loan Lender’s name in Exhibit A to the Third Amendment, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (x) assignments by or to such 2019-1 Incremental Term Loan Lender pursuant to Section 9.05 or (y) increased from time to time pursuant to Section 2.22. The initial aggregate amount of the Initial Term Loan Commitments on the Closing Date was $430,000,000.00. The initial aggregate amount of the Initial Term Loan Commitments on the First Amendment Effective Date was $20,000,000. The initial aggregate amount of the Initial Term Loan Commitments on the Third Amendment Effective Date was $70,000,000.”

(d) The definition of “Initial Term Loans” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Initial Term Loans” means (a) prior to the First Amendment Effective Date, a term loan made by the Initial Term Lender to the Borrower pursuant to Section 2.01(a); (b) on and after the First Amendment Effective Date, the Initial Term Loans made on the Closing Date together with the 2019 Incremental Term Loans made pursuant to the First Amendment and Section 2.01(b) and (c) on and after the Third Amendment Effective Date, the Initial Term Loans made on the Closing Date, the 2019 Incremental Term Loans made pursuant to the First Amendment and Section 2.01(b) and the 2019-1 Incremental Term Loans made pursuant to the Third Amendment and Section 2.01(b), collectively.”

(e) Clause (a) of Section 2.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Unless previously terminated, (i) the Initial Term Loan Commitments on the Closing Date shall automatically terminate upon the making of the Initial Term Loans on the Closing Date, (ii) the Initial Revolving Credit Commitments shall automatically terminate on the Initial Revolving Credit Maturity Date, (iii) the Initial Term Loan Commitment as in effect on the First Amendment Effective Date shall automatically terminate upon the making of the 2019 Incremental Term Loans on the First Amendment Effective Date, (iv) the Initial Term Loan Commitment as in effect on the Third Amendment Effective Date shall automatically terminate upon the making of the 2019-1 Incremental Term Loans on the Third Amendment Effective Date, (v) the Additional Term Loan Commitments of any Class shall automatically terminate upon the making of the Additional Term Loans of such Class and, if any such Additional Term Loan Commitment is not drawn on the date that such Additional Term Loan Commitment is required to be drawn pursuant to the applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment, the undrawn amount thereof shall automatically terminate and (vi) the Additional Revolving Credit Commitments of any Class shall automatically terminate on the Maturity Date specified therefor in the applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment, as applicable.”

(f) Clause (a)(i) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) (i) The Borrower hereby unconditionally promises to repay the outstanding principal amount of the Initial Term Loans to the Administrative Agent for the account of each Term Lender (A) commencing December 31, 2019, on the last Business Day of each March, June, September and December prior to the Initial Term Loan Maturity Date (each such date being referred to as a “Loan Installment Date”), in each case in an amount equal to $1,303,749.96 (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 and repurchases in accordance with Section 9.05(g) or increased as a result of any increase in the amount of such Initial Term Loans pursuant to Section 2.22(a) effectuated after the Third Amendment Effective Date), and (B) on the Initial Term Loan Maturity Date, in an amount equal to the remainder of the principal amount of the Initial Term Loans outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.”

SECTION 4. Conditions. This Third Amendment shall become effective and the 2019-1 Incremental Term Loan Lender shall be required to fund its 2019-1 Incremental Term Loan Commitment immediately upon the satisfaction of the following conditions (the date on which the conditions are satisfied, the “Third Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received a duly executed counterpart of this Third Amendment from the Administrative Agent, the 2019-1 Incremental Term Loan Lender and the Borrower;

(b) The Administrative Agent shall have received (i) a Borrowing Request (or another written request, the form of which is reasonably acceptable to the Administrative Agent) in respect of the 2019-1 Incremental Term Loans in accordance with Section 2.03 of the Credit Agreement and (ii) a notice (in a form reasonably acceptable to the Administrative Agent) in respect of the Repayment in accordance with Section 2.11(a) of the Credit Agreement;

(c) The Borrower shall have paid (i) all reasonable and documented expenses and other compensation payable to the Administrative Agent pursuant to Section 9.03(a) of the Credit Agreement and to the extent invoiced at least three Business Days prior to the Third Amendment Effective Date, and (ii) to the 2019-1 Incremental Term Loan Lender any fees that have been previously agreed in writing between the 2019-1 Incremental Term Loan Lender (or any of its affiliates) and the Borrower (which amounts may be offset against the proceeds of the 2019-1 Incremental Term Loans);

(d) The Administrative Agent shall have received (i) a certificate of the Borrower, dated the Third Amendment Effective Date, executed by a Responsible Officer thereof, which shall (A) certify that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization of the Borrower, certified by the relevant authority of its jurisdiction of organization, (x) the certificate or articles of incorporation, formation or organization of the Borrower attached thereto has not been amended (except as attached thereto) since the date reflected thereon, (y) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of the Borrower, together with all amendments thereto as of the Third Amendment Effective Date and such by-laws or operating, management, partnership or similar agreement are in full force and effect and (z) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its applicable governing body authorizing the execution and delivery of this Amendment and the Transactions, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or other authorized signatories of the Borrower who are authorized to sign the Loan Documents to which the Borrower is a party on the Third Amendment Effective Date, and (ii) a good standing certificate for the Borrower and each Loan Guarantor from the Secretary of State of the jurisdiction in which they are organized;

(e) The Administrative Agent shall have received a certificate dated the Third Amendment Effective Date, executed by a Responsible Officer of the Borrower certifying:

(i) as to the satisfaction of the condition set forth in clause (g) of this Section;

(ii) that each of the representations and warranties of the Loan Parties and each Lighthouse Common Equity Holder contained in Article 3 of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date; provided that to the extent that any representation and warranty specifically refers to a given date or period, they are true and correct in all material respects as of such date or for such period; provided, however, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such periods; and

(iii) that the aggregate principal amount of the 2019-1 Incremental Term Loans incurred on the Third Amendment Effective Date does not exceed the Incremental Cap.

(f) The Administrative Agent shall have received a customary written opinion of Weil, Gotshal & Manges LLP, special counsel for the Borrower and each other Loan Party dated the Third Amendment Effective Date and addressed to the Administrative Agent and the 2019-1 Incremental Term Loan Lender dated the Third Amendment Effective Date and addressed to the Administrative Agent, the 2019-1 Incremental Term Loan Lender and the Lenders;

(g) At the time of and immediately after giving effect to this Amendment and the incurrence of the 2019-1 Incremental Term Loans, no Event of Default exists or will result therefrom; and

(h) At least three Business Days prior to the Third Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, then, to the extent reasonably requested by the 2019-1 Incremental Term Loan Lender at least five Business Days prior to the Third Amendment Effective Date, the Borrower shall deliver to the Administrative Agent a certification regarding its beneficial ownership (a “Beneficial Ownership Certification”).

SECTION 5. Use of Proceeds. The Borrower hereby covenants and agrees that all proceeds of the 2019-1 Incremental Term Loans under this Third Amendment will be used by the Borrower on the Third Amendment Effective Date (i) to effect the Repayment, (ii) to pay fees, expenses and other costs associated with the Transactions and (iii) for general corporate purposes.

SECTION 6. Representations and Warranties. To induce the Administrative Agent and the 2019-1 Incremental Term Loan Lender to enter into this Third Amendment, the Borrower represents and warrants to each other party hereto that, as of the Third Amendment Effective Date:

(a) this Third Amendment has been duly authorized, executed and delivered by it, and this Third Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the Legal Reservations; and

(b) to the extent delivered by the Borrower pursuant to Section 4(h), to the knowledge of the Borrower, the information included in such Beneficial Ownership Certification so delivered is correct in all material respects.

SECTION 7. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) On and after the Third Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement will mean and be a reference to the Amended Credit Agreement; (ii) the 2019-1 Incremental Term Loans will constitute “Incremental Term Loans,” “Additional Term Loans”, “Initial Term Loans” (other than for purposes of the Recitals, Section 2.01(a), Section 2.10(b), Section 4.01(f) and the third sentence of Section 5.11 of the Credit Agreement) and “Term Loans”; (iii) the 2019-1 Incremental Term Loan Commitments will constitute “Additional Term Loan Commitments”, “Initial Term Loan Commitments” (other than for purposes of Section 2.01(a) of the Credit Agreement) and “Commitments”; the 2019-1 Incremental Term Loan Lender shall constitute a “Lender”, an “Initial Term Lender”, a “Secured Party” and an “Additional Term Lender”, in each case as defined in the Credit Agreement and each reference to the Credit Agreement in any Loan Document will be deemed to be a reference to the Amended Credit Agreement.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, (i) the Collateral Documents and all of the Collateral described therein shall continue to secure the payment of all Secured Obligations of the Loan Parties, as amended by this Third Amendment and (ii) neither the modification of the Credit Agreement effected pursuant to this Third Amendment nor the execution, delivery, performance or effectiveness of this Third Amendment will impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document and such Liens shall continue unimpaired with the same priority to secure repayment of all Secured Obligations (including, without limitation, the 2019-1 Incremental Term Loans), whether heretofore or hereafter incurred.

(c) The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Third Amendment Effective Date, this Third Amendment shall for all purposes constitute a Loan Document.

(d) This Third Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

(e) This Third Amendment and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.

(f) This Third Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

SECTION 8. Reaffirmation.

(a) After giving effect to the Third Amendment, (i) the Borrower reaffirms the covenants, pledges, grants of Liens and agreements or other commitments contained in each Loan Document to which it is a party, including, in each case, such covenants, pledges, grants of Liens and agreements or other commitments as in effect immediately after giving effect to this Third Amendment and the transactions contemplated hereby, (ii) each Loan Guarantor reaffirms its guarantee of the Secured Obligations (including the Secured Obligations arising out of the incurrence of the 2019-1 Incremental Term Loans) and (iii) each of the Borrower and each Loan Guarantor reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by the Third Amendment, and shall continue to secure the Secured Obligations (including the Secured Obligations arising out of the incurrence of the 2019-1 Incremental Term Loans), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by the Third Amendment, and the other Loan Documents.

(b) Each of the Borrower and each Loan Guarantor hereby acknowledges and agrees that neither the modification of the Credit Agreement effected pursuant to this Third Amendment nor the execution, delivery, performance or effectiveness of this Third Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document and such Liens continue unimpaired with the same priority to secure repayment of all Secured Obligations, whether heretofore or hereafter incurred.

(c) Each of the Borrower and each Loan Guarantor hereby acknowledges and agrees that (A) each Loan Document to which it is a party shall continue to be in full force and effect and (B) all guarantees, pledges, grants of Liens, covenants, agreements and other commitments by such Loan Party under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be affected, impaired or discharged hereby or by the transactions contemplated in the Third Amendment.

SECTION 9. Execution in Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Third Amendment shall be effective as delivery of an original executed counterpart of this Third Amendment.

SECTION 10. Governing Law; Jurisdiction; Waiver of Jury Trial; etc. Sections 9.10 (Governing Law; Jurisdiction; Consent to Service of Process) and 9.11 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference into this Third Amendment and shall apply to this Third Amendment, mutatis mutandis.

SECTION 11. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Third Amendment.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

SHIFT4 PAYMENTS, LLC, as the Borrower

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

[Signature Page to Shift4 Third Amendment]

SEARCHLIGHT II GWN, L.P., as a Loan Guarantor

By:	/s/ Andrew Frey
Name:	Andrew Frey
Title:	Authorized Officer

ROOK HOLDINGS INC., as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

FUTURE POS, LLC, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

RESTAURANT MANAGER, LLC, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

POSITOUCH, LLC, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

INDEPENDANT RESOURCES NETWORK, LLC, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

[Signature Page to Shift4 Third Amendment]

HARBORTOUCH FINANCIAL, LLC, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

MSI MERCHANT SERVICES HOLDINGS, LLC, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

SHIFT4 CORPORATION, as a Loan Guarantor

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Assistant Secretary

[Signature Page to Shift4 Third Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as 2019-1 Incremental Term Loan Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

[Signature Page to Shift4 Third Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

[Signature Page to Shift4 Third Amendment]

EXHIBIT A

ADDITIONAL TERM COMMITMENTS

2019-1 Incremental Term Loan Lender	2019-1 Incremental Term Commitments
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$70,000,000